Investment	6 Months Ended	12 Months Ended
	Feb. 28, 2025	Aug. 31, 2024
Investments, All Other Investments [Abstract]
Investment

4. Investment

During the year ended August 31, 2021, the Company purchased an investment in a private company. The Company holds a 5% interest with no significant influence. The investment is recorded at FVTPL using level 3 inputs. As at February 28, 2025, the Company recognized a $Nil change in fair value (2024- $Nil). Change in fair value during the current period is due to foreign exchange translation.

4. Investments

During the year ended August 31, 2021, the Company purchased an investment in a private company. The Company holds a 5% interest with no significant influence. The investment is recorded at FVTPL using level 3 inputs. As at August 31, 2024, the Company recognized a $Nil change in fair value (2023- $27,143). Change in fair value during the current period due to foreign exchange translation.